Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WindGen Energy, Inc., a Utah corporation (the “Company”) on Form 10-Q for the nine months period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald Conquest, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2022

/s/ Ronald Conquest

Ronald Conquest Chief Financial Officer WindGen Energy, Inc.